Exhibit 10.2

Subscription Agreement

Broadcast International, Inc.
7050 Union Park Avenue
Suite 600
Salt Lake City, Utah  84047

Ladies and Gentlemen:

The undersigned (the “Investor”) hereby confirms and agrees with you as follows:

1.

The subscription terms set forth herein (this “Subscription Agreement”) are made as of the date set forth below between Broadcast International, Inc., a Utah corporation (the “Company”), and the Investor.

2.

As of the Closing (as defined below) and subject to the terms and conditions hereof, the Company and the Investor agree that the Investor will purchase from the Company and the Company will issue and sell to the Investor in the aggregate that number of shares (the “Shares”) of the Company’s common stock, par value $0.05 per share (the “Common Stock”), as is set forth on the signature page hereto (the “Signature Page”), together with detachable warrants to purchase shares of Common Stock substantially in the form of Exhibit A hereto (the “Warrants”), which Warrants shall be immediately exercisable and not subject to repurchase or call by the Company, with such Shares and Warrants to be sold in units (the “Units”; the Shares, Warrants, shares of Common Stock issuable upon the exercise of the Warrants, additional warrants issuable hereunder and/or the shares of Common Stock issuable upon the exercise of such additional warrants are referred to herein as “Securities”) compromising two (2) Shares and one (1) Warrant each.  The Investor acknowledges that the offering is not a firm commitment underwriting and that the Closing will not occur unless the Company has received Subscription Agreements for Units in the aggregate principal amount of at least $10,000,000.

3.

The completion of the purchase and sale of the Units shall occur at a closing (the “Closing”) which, in accordance with Rule 15c6-1 promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), is expected to occur on or about December 23, 2010.  At the Closing, (a) the Company shall cause the Escrow Agent (as defined below) to release to the Investor the Shares and Warrants being purchased by the Investor, and (b) the aggregate purchase price for the Units being purchased by the Investor, less certain fees and expenses to be paid on behalf of the Company, will be delivered by or on behalf of the Investor to the Company.

a.

Delivery of Funds.  No later than one (1) business day after the execution of this Agreement by the Investor and the Company, the Investor shall remit by wire transfer the amount of funds equal to the aggregate purchase price for the Units being purchased by the Investor to the following account (the “Escrow Account”) designated by the Company and the Philadelphia Brokerage Corporation, as placement agent (the “Placement Agent”) pursuant to the terms of that certain Escrow Agreement (the “Escrow Agreement”) dated as of December 16, 2010 by and among the Company, the Placement Agent and The Bryn Mawr Trust Company (the “Escrow Agent”):

The Bryn Mawr Trust Company

ABA # 031908485
A/C # 069-6964 Trust Funds
FFC A/C # 801646000
Acct Name:  BMTC as Escrow Agent for PBC/BCST

Such funds shall be held in an escrow account until the Closing and delivered by the Escrow Agent on behalf of the Investors to the Company upon the satisfaction, in the sole judgment of the Placement Agent, of the Company closing conditions set forth herein.  The Placement Agent shall have no rights in or to any of the escrowed funds, unless the Placement Agent and the Escrow Agent are notified in writing by the Company in connection with the Closing that a portion of the escrowed funds shall be applied to the Placement Fee (as defined below).  The Company and the Investor agree to indemnify and hold the Escrow Agent harmless from and against any and all losses, costs, damages, expenses and claims (including, without limitation, court costs and reasonable attorneys fees) (“Losses”) arising under this Section 3 or otherwise with respect to the funds held in escrow pursuant hereto or arising under the Escrow Agreement, unless such Losses resulted directly from the willful misconduct or gross negligence of the Escrow Agent.

b.

Delivery of Shares and Warrants.  At least one (1) business day prior to the Closing, the Company shall deliver to the Escrow Agent certificates representing the Shares and the Warrants.  On the day of the Closing, the Escrow Agent shall deliver the certificates representing the Shares and the Warrants to the Investor by overnight courier to the address designated by the Investor on the signature page of this Subscription Agreement.

4.

The offering and sale of the Units are being made pursuant to the Offering Memorandum (as defined below).  The Investor acknowledges that the Company intends to enter into subscriptions, which the Company represents will be in substantially the same form as this Subscription Agreement, with certain other investors and intends to offer and sell (the “Offering”) Units with a minimum aggregate offering price of $10,000,000 and a maximum aggregate offering price of up to $15,000,000 pursuant to the Offering Memorandum.  The Company may accept or reject this Subscription Agreement or any one or more other subscriptions with other investors in its sole discretion.

5.

The Company has entered into an engagement letter, dated November 23, 2010 (the “Engagement Letter”) with Philadelphia Brokerage Corporation (the “Placement Agent”), which will act as the Company’s Placement Agent with respect to the Offering and receive a fee (the “Placement Fee”) in connection with the sale of the Units equal to eight percent (8.0%) of the aggregate offering price of the Units, plus the issuance to the Placement Agent of 40,000 shares of Common Stock for each $1 million of aggregate offering price of Units sold in the offering.  The Company will reimburse the Placement Agent for its expenses and for the fees of its outside counsel, such fees not to exceed $50,000 in the aggregate.

6.

The obligations of the Company to complete the transactions contemplated by this Subscription Agreement shall be subject to the satisfaction of the following conditions:

a.

the acceptance by the Company of this Subscription Agreement (as may be indicated by the Company’s execution of the Signature Page hereto);

b.

the receipt by the Company of the purchase price for the Units being purchased hereunder as set forth on the Signature Page; and

c.

the accuracy of the representations and warranties made by the Investor and the fulfillment of those undertakings of the Investor to be fulfilled prior to the Closing Date.

7.

The Investor’s obligation to purchase the Units shall be subject to the satisfaction of the following conditions:

a.

the Placement Agent not having terminated the Engagement Letter;

b.

no action shall have been taken and no statute, rule, regulation or order shall have been enacted, adopted or issued by any governmental agency or body which would, as of the Closing Date, prevent the issuance or sale of the Units; and no injunction, restraining order or order of any other nature by any federal or state court of competent jurisdiction shall have been issued as of the Closing Date which would prevent the issuance or sale of the Units;

c.

subsequent to December 15, 2010, (i) neither the Company nor any of its subsidiaries (each, a “Subsidiary” and collectively, the “Subsidiaries”) has sustained any material loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth in the Company’s periodic reports and other information filed with the Securities and Exchange Commission, (ii) there has not been any change in the capital stock (other than a change in the number of outstanding shares of Common Stock due to the issuance of shares upon the exercise of outstanding options or warrants or the conversion of convertible indebtedness), or material change in the short-term debt or long-term debt of the Company or any Subsidiary (other than in connection with the proposed restructuring of that certain indebtedness in the aggregate principal amount of $15,000,000 owed to Castlerigg Master Investments Ltd. and/or that certain indebtedness in the aggregate principal amount of $1,000,000 owed to Leon Frenkel, as described in the Offering Memorandum or upon conversion of convertible indebtedness) or any material adverse change in the business, affairs, operations, properties, financial condition or results of operations of the Company and its Subsidiaries taken as a whole, otherwise than as set forth in the Company’s previously filed periodic reports and other information filed with the Securities and Exchange Commission;

d.

each of the representations and warranties of the Company contained in Exhibit B attached hereto shall be true and correct when made and on and as of the Closing Date, as if made on such date (except that those representations and warranties that address matters only as of a particular date shall remain true and correct as of such date), and all covenants and agreements herein contained to be performed on the part of the Company and all conditions herein contained to be fulfilled or complied with by the Company at or prior to the Closing Date shall have been duly performed, fulfilled or complied with;

2

e.

the Placement Agent shall have received from Holland & Hart LLP, counsel to the Company, such counsel’s written opinion addressed to the Placement Agent and the Investor with respect to such matters as is customary in transactions such as the offering and reasonably satisfactory to the Placement Agent;

f.

the Placement Agent shall have received on the Closing Date a certificate, addressed to the Placement Agent and dated the Closing Date, of the chief executive or chief operating officer and the chief financial officer or chief accounting officer of the Company to the effect that:

(i)

each of the representations, warranties and agreements of the Company in this Agreement were true and correct in all material respects when originally made and are true and correct in all material respects as of the Closing Date; and the Company has complied in all material respects with all agreements and satisfied all the conditions on its part required under this Agreement to be performed or satisfied at or prior to the Closing Date; and

(ii)

subsequent to December 15, 2010, (A) neither the Company nor any of its Subsidiaries has sustained any material loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth in the Company’s periodic reports and other information filed with the Securities and Exchange Commission, and (B) there has not been any change in the capital stock (other than a change in the number of outstanding shares of Common Stock due to the issuance of shares upon the exercise of outstanding options or warrants or the conversion of convertible indebtedness), or material change in the short-term debt or long-term debt of the Company or any Subsidiary (other than the proposed restructuring of that certain indebtedness in the aggregate principal amount of $15,000,000 owed to Castlerigg Master Investments Ltd. and/or that certain indebtedness in the aggregate principal amount of $1,000,000 owed to Leon Frenkel, as described in the Offering Memorandum or upon conversion of convertible indebtedness), and  there has been no material change in the financial position or results of operation of the Company, otherwise than as set forth in the Company’s periodic reports and other information filed with the Securities and Exchange Commission;

g.

on the Closing Date, the Company shall have furnished to the Placement Agent a Secretary’s Certificate of the Company;

h.

the Company shall have entered into the Subscription Agreements with the Investor and such other investors purchasing Units in the Offering for the sale by the Company of Units resulting in gross proceeds to the Company of at least $10,000,000, and such agreements shall be in full force and effect on the Closing Date;

i.

the Company shall have entered into the Escrow Agreement, and such agreement shall be in full force and effect on the Closing Date; and

j.

prior to the Closing Date, the Company shall have furnished to the Placement Agent such further information, certificates or documents as the Placement Agent shall have reasonably requested.

All opinions, letters, evidence and certificates mentioned above or elsewhere in this Agreement shall be deemed to be in compliance with the provisions hereof only if they are in form and substance reasonably satisfactory to counsel for the Placement Agent.

8.

The Investor hereby makes the following representations, warranties and covenants to the Company:

a.

The Investor represents that (i) it has been provided with a copy of the Confidential Private Placement Offering Memorandum dated December 17, 2010, as supplemented by the Offering Memorandum Supplement dated December 20, 2010 thereto, with respect to the material terms of the Offering (collectively, the “Offering Memorandum”) and the Company has made available to the Investor periodic reports and other information filed by the Company with the Securities and Exchange Commission, prior to or in connection with its receipt of this Subscription Agreement, (ii) it is knowledgeable, sophisticated and experienced in making, and is qualified to make, decisions with respect to investments in securities representing an investment decision like that involved in the purchase of the Units, and (iii) it does not have any agreement or understanding, directly or indirectly, with any person or entity to distribute any of the Units.

3

b.

The Investor has the requisite corporate, limited liability company, partnership, trust or other entity, as applicable, power and authority to enter into this Subscription Agreement and to consummate the transactions contemplated hereby.  The execution and delivery of this Subscription Agreement by the Investor and the consummation by it of the transactions contemplated hereunder have been duly authorized by all necessary action on the part of the Investor.  This Subscription Agreement has been executed by the Investor and, when delivered in accordance with the terms hereof, will constitute a valid and binding obligation of the Investor enforceable against the Investor in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors’ and contracting parties’ rights generally, and except as enforceability may be subject to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

c.

The Investor understands that nothing in this Subscription Agreement or any other materials presented to the Investor in connection with the purchase and sale of the Units constitutes legal, tax or investment advice.  The Investor has consulted such legal, tax and investment advisors as it, in its sole discretion, has deemed necessary or appropriate in connection with its purchase of Units.

d.

Neither the Investor nor any Person acting on behalf of, or pursuant to any understanding with or based upon any information received from, the Investor has, directly or indirectly, engaged in any transactions in the securities of the Company (including, without limitation, any Short Sales involving the Company’s securities) since the time that the Investor was first contacted by the Placement Agent or the Company with respect to the transactions contemplated hereby.  “Short Sales” include, without limitation, all “short sales” as defined in Rule 200 promulgated under Regulation SHO under the Exchange Act, whether or not against the box, and all types of direct and indirect stock pledges, forward sale contracts, options, puts, calls, short sales, swaps, “put equivalent positions” (as defined in Rule 16a-1(h) under the Exchange Act) and similar arrangements (including on a total return basis), and sales and other transactions through non-U.S.  broker dealers or foreign regulated brokers.  The Investor covenants that neither it, nor any Person acting on behalf of, or pursuant to any understanding with or based upon any information received from, the Investor will engage in any transactions in the securities of the Company (including Short Sales) prior to the time that the transactions contemplated by this Subscription Agreement are publicly disclosed.

e.

The Investor represents that, except as set forth below, (i) it has had no position, office or other material relationship within the past three years with the Company or persons known to it to be affiliates of the Company, (ii) it is not, and it has no direct or indirect affiliation or association with, any NASD member or an Associated Person (as such term is defined under the NASD Membership and Registration Rules Section 1011) as of the date the Investor executes this Subscription Agreement, and (iii) neither it nor any group of investors (as identified in a public filing made with the Commission) of which it is a member, acquired, or obtained the right to acquire, 20% or more of the Common Stock (or securities convertible or exercisable for Common Stock) or the voting power of the Company on a post-transaction basis.  Exceptions:

(If no exceptions, write “none.” If left blank, response will be deemed to be “none.”)

f.

The Investor, if outside the United States, will comply with all applicable laws and regulations in each foreign jurisdiction in which it purchases, offers, sells or delivers Units or has in its possession or distributes any offering material, in all cases at its own expense.

g.

The Investor is either (i) an “accredited investor” as such term is defined in Rule 501(a) of Regulation D promulgated under the Securities Act of 1933, as amended (the “Securities Act”), or (ii) a “qualified institutional buyer” as term is defined in Rule 144A(a) promulgated under the Securities Act.

9.

Covenants.  The Company covenants and agrees with the Placement Agent as follows:

a.

The Company will promptly take or cause to be taken, from time to time, such actions as the Placement Agent may reasonably request to qualify the Units for offering and sale under the state securities, or blue sky, laws of such states or other jurisdictions as the Placement Agent may reasonably request and to maintain such qualifications in effect so long as the Placement Agent may request for the distribution of the Securities, provided, that in no event shall the Company be obligated to qualify as a foreign corporation in any jurisdiction in which it is not so qualified or to file a general consent to service of process in any jurisdiction or subject itself to taxation as doing business in any jurisdiction.

b.

The Company will apply the net proceeds from the sale of the Units in the manner set forth in the Offering Memorandum under the heading “Use of Proceeds.”

c.

Prior to 9:30 a.m.  Philadelphia, Pennsylvania time on the business day immediately subsequent to the Closing Date, the Company shall issue a press release (the “Press Release”) reasonably acceptable to the Placement Agent disclosing the closing of the transaction contemplated hereby.

10.

Registration of the Shares; Compliance with the Securities Act

a.

The Company shall:

(i)

subject to receipt in a timely manner of necessary information from the Investors (after prompt request from the Company to the Investors to provide such information), prepare and file with the Securities and Exchange Commission (“SEC”), within sixty (60) days after the Closing Date, a registration statement on Form S-1 (the “Registration Statement”) or such other form that is then available to the Company to enable the resale of the Shares and the shares underlying the Warrants (collectively the “Registrable Securities”) by the Investors from time to time in accordance with the plan of distribution to be described therein;

(ii)

subject to receipt of necessary information from the Investors (after prompt request from the Company to the Investors to provide such information), use its reasonable commercial efforts to cause the Registration Statement to become effective as soon as practicable after filing and in any event within one hundred twenty (120) days following the date of the initial filing of the Registration Statement;

(iii)

use its reasonable commercial efforts to prepare and file with the SEC such amendments and supplements to the Registration Statement and the prospectus used in connection therewith as may be necessary to keep the Registration Statement current, effective and free from any material misstatement or omission to state a material fact for a period (the “Registration Period”) not exceeding, with respect to the Registrable Securities, the earlier of: (i) the date on which the Registrable Securities may be sold without restriction or limitation pursuant to Rule 144 promulgated under the Securities Act or any other similar rule or regulation of the SEC that may at any time permit the holder thereof to sell securities of the Company to the public without registration (“Rule 144”); or (ii) such time as all shares issuable pursuant to the Warrants have been sold pursuant to a registration statement;

(iv)

furnish to the Investor with respect to the Registrable Securities registered under the Registration Statement such number of copies of the Registration Statement and prospectuses in conformity with the requirements of the Securities Act (which may be provided electronically) as the Investor may reasonably request in order to facilitate the public sale or other disposition of all or any of the Registrable Securities by the Investor; provided, however; that the obligation of the Company to deliver copies of prospectuses to the Investor shall be subject to the receipt by the Company of reasonable assurances from the Investor that the Investor will comply with the applicable provisions of the Securities Act and of such other securities or blue sky laws as may be applicable in connection with any use of such prospectuses;

(v)

bear all expenses in connection with the procedures in paragraph (i) through (iv) of this Section 10 (other than underwriting discounts or commissions, brokers’ fees and similar selling expenses, and any other fees or expenses incurred by the Investor, including attorney fees of the Investor) and the registration of the Registrable Securities pursuant to the Registration Statement; and

(vi)

advise the Investor, promptly (which advice may be provided electronically) after it shall receive notice or obtain knowledge of the issuance of any stop order by the SEC delaying or suspending the effectiveness of the Registration Statement or of the initiation or threat of any proceeding for that purpose, and it will promptly use its reasonable commercial efforts to prevent the issuance of any stop order or to obtain its withdrawal as soon as practicable if such stop order should be issued.

b.

The Company understands that the Investor disclaims being an underwriter, but if the SEC deems the Investor to be an underwriter the Company shall not be relieved of any obligations it has hereunder; provided, however, that if the Company receives notification from the SEC that the Investor is deemed an underwriter, then the period by which the Company is obligated to submit an acceleration request to the SEC shall be extended to the earlier of (i) the ninetieth (90th) day after such SEC notification, or (ii) one hundred and fifty (150) days after the initial filing of the Registration Statement with the SEC. If required by the rules and regulations promulgated by the SEC, the Company may disclose the names of those Investors that may be deemed underwriters in the Registration Statement.

c.

In the event that the Company fails to file the Registration Statement within the time period required pursuant to Section 10(a)(i), or the Registration Statement is not declared effective within the time period required pursuant to Section 10(a)(ii), and neither failure is the direct and primary result of any Investors’ failure to provide the Company with the applicable information with respect to such Investor as reasonably required for the filing and/or the effectiveness of the Registration Statement, then the Company shall, on the 61st day following the Closing Date or the 121st day following the initial filing of the Registration Statement, as applicable, and each 30th day thereafter, as applicable, issue to each of the Investors their ratable share (based on the number of Shares purchased by each such Investor in the Offering) of warrants (the “Additional Warrants”) to purchase an aggregate number of shares of Common Stock equal to five percent (5.0%) of the Shares sold in the Offering, subject to equitable adjustment, which Additional Warrants shall be substantially identical to the Warrants except that the exercise price per share of Common Stock issuable thereunder shall be equal to the price per Share paid by the Investors in the Offering, until either the Registration Statement has been filed or declared effective, as applicable.  The Company shall use its best efforts to include the sale of any shares issuable upon the exercise of any Additional Warrants, any Suspension Warrants (as defined below), and any Public Information Failure Warrants (as defined below) in any Registration Statement filed pursuant to this Section 10 and any amendments or supplements thereto and the shares issuable upon the exercise of any Additional Warrants, Suspension Warrants and Public Information Failure Warrants shall be deemed to be “Registrable Securities” hereunder.

d.

The Investor acknowledges and agrees that any registration statement that includes Registrable Securities may also include securities of the Company held by other holders of the Company’s securities (“Other Holders”).  Accordingly if the Company advises the Investor in writing that the total number of securities to be included in such registration exceeds the amount that can be sold in (or during the time of) such offering without delaying or jeopardizing the success of such offering (including the price per share of the securities to be sold), then the amount of securities to be offered for the account of the Investor, the other investors in the Offering, and the Other Holders shall be reduced pro rata on the basis of the relative number of securities requested to be included in such registration by each; provided, that no such reduction shall be deemed to limit the obligations of the Company pursuant to Section 10(c) hereof.

11.

Transfer of Shares After Registration; Suspension.

a.

The Investor agrees that it will not effect any disposition of the Registrable Securities or its right to obtain the Registrable Securities that would constitute a sale within the meaning of the Securities Act except as contemplated in the Registration Statement or as otherwise permitted by law, and in all cases in accordance with the procedures reasonably requested by the Company to ensure compliance with the securities laws, and that it will promptly notify the Company of any changes in the information set forth in the Registration Statement regarding the Investor.

b.

Except in the event that paragraph (c) below applies, the Company shall: (i) if deemed necessary by the Company, prepare and file from time to time with the SEC a post-effective amendment to the Registration Statement or a supplement to the related prospectus or a supplement or amendment to any document incorporated therein by reference or file any other required document so that such Registration Statement will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and so that, as thereafter delivered to purchasers of the Registrable Securities being sold thereunder, such prospectus will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, (ii) provide the Investor copies (which may be provided electronically) of any documents filed pursuant to Section 11(b)(i) as the Investor may reasonably request, and (iii) inform the Investor that the Company has complied with its obligations in Section 11(b)(i) (or that, if the Company has filed a post-effective amendment to the Registration Statement that has not yet been declared effective, the Company will notify the Investor to that effect, will use its reasonable commercial efforts to secure the effectiveness of such post-effective amendment as promptly as possible and will promptly notify the Investor when the amendment has become effective).

c.

Subject to paragraph (d) below, in the event (i) of any request by the SEC or any other federal or state governmental authority during the period of effectiveness of the Registration Statement for amendments or supplements to a Registration Statement or related prospectus or for additional information, (ii) of the issuance by the SEC or any other federal or state governmental authority of any stop order suspending the effectiveness of a Registration Statement or the initiation of any proceedings for that purpose, (iii) of the receipt by the Company of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Registrable Securities for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose, or (iv) of any event or circumstance which, upon the advice of its counsel, necessitates the making of any changes in the Registration Statement or prospectus, or any document incorporated or deemed to be incorporated therein by reference, so that, in the case of the Registration Statement, it will not contain any untrue statement of a material fact or any omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and that in the case of the prospectus, it will not contain any untrue statement of a material fact or any omission to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; then the Company shall deliver (which delivery may occur electronically) a certificate in writing to the Investor (the “Suspension Notice”) to the effect of the foregoing and, upon receipt of such Suspension Notice, the Investor will refrain from selling any Registrable Securities pursuant to the Registration Statement (a “Suspension”) until the Investor’s receipt of copies (which may be provided electronically) of a supplemented or amended prospectus prepared and filed by the Company, or until it is advised in writing by the Company that the current prospectus may be used, and has received copies of any additional or supplemental filings that are incorporated or deemed incorporated by reference in any such prospectus. In the event of any Suspension, the Company will use its reasonable commercial efforts to cause the use of the prospectus so suspended to be resumed as soon as reasonably practicable within twenty (20) business days after the delivery of a Suspension Notice to the Investor.  In the event that any Suspension or Suspensions pursuant to clauses (i) and/or (ii) above are in effect for an aggregate of more than 15 days in a 90-day period, or any Suspension or Suspensions pursuant to clause (iii) above is in effect for an aggregate of more than 30 days in a 90-day period, or any Suspension or Suspensions are in effect for an aggregate of greater than 45 days in any 360-day period (each such period, a “Suspension Period”), then, on the 16th, 31st or 46th day of each such Suspension Period, as applicable, and on each 30th day thereafter while such applicable Suspension is in effect, issue to each of the Investors their ratable share (based on the number of Shares purchased by each such Investor in the Offering) of warrants (the “Suspension Warrants”) to purchase an aggregate number of shares of Common Stock equal to five percent (5.0%) of the Shares sold in the Offering, subject to equitable adjustment, which Suspension Warrants shall contain the same terms and provisions as the Additional Warrants, until such Suspension terminates.  In addition to and without limiting any other remedies (including, without limitation, at law or at equity) available to the Investor, the Investor shall be entitled to specific performance in the event that the Company fails to comply with the provisions of this Section 12(c).

d.

Provided that a Suspension is not then in effect, the Investor may sell Registrable Securities under the Registration Statement, provided that it arranges for delivery of a current prospectus to the transferee of such Registrable Securities and otherwise complies with applicable federal and state securities laws in connection with such sale.

e.

In the event of a sale of Registrable Securities by the Investor pursuant to the Registration Statement, the Investor shall deliver to the Company’s transfer agent such documentation as reasonably required to effect such transfer.

f.

With a view to making available to the Lender the benefits of Rule 144, the Company agrees to:

(i)

make and keep public information available, as those terms are understood and defined in Rule 144;

(ii)

file with the SEC in a timely manner all reports and other documents required of the Company under the 1933 Act and the 1934 Act so long as the Company remains subject to such requirements and the filing of such reports and other documents is required for the applicable provisions of Rule 144; and

(iii)

furnish or make available to the holders of Registrable Securities, promptly upon request,

(iv)

 (i) a written statement by the Company, if true, that it has complied with the reporting requirements of Rule 144, the Securities Act and the Exchange Act or confirm in writing that such holder can sell the Registrable Securities under Rule 144, (ii) a copy of the most recent annual or quarterly report of the Company and such other reports and documents so filed by the Company, and (iii) such other information as may be reasonably requested to permit such holder to sell such securities pursuant to Rule 144 without registration.

g.

At any time beginning on the date hereof and ending at such time that all of the Registrable Securities can be sold either pursuant to a registration statement or may be sold without restriction or limitation pursuant to Rule 144, if the Company shall fail for any reason to satisfy the current public information requirement under Rule 144 (a “Public Information Failure”) then, as partial relief for the damages to the Investor by reason of any such delay in or reduction of its ability to sell the Registrable Securities (which remedy shall not be exclusive of any other remedies available at law or in equity), the Company shall, on the date on which such Public Information Failure occurs, and each 30th day thereafter, as applicable, issue to the Investor its ratable share (based on the number of Shares purchased by the Investor in the Offering of warrants (the “Public Information Failure Warrants”) to purchase an aggregate number of shares of Common Stock equal to five percent (5%) of the aggregate number of Shares with an exercise price and on the same terms as the warrants issued to pursuant to Section 10(c) above.

h.

Notwithstanding the provisions of Sections 10(c) and 11(c) with respect to the issuance of Additional Warrants, Suspension Warrants and Public Information Failure Warrants, respectively, the Company shall not be required to issue to the Investors in the aggregate under all the Subscription Agreements executed and delivered in connection with the Offering any Additional Warrants, Suspension Warrants or Public Information Failure Warrants to the extent that the shares of Common Stock issuable upon the exercise of all the Additional Warrants, Suspension Warrants and Public Information Failure Warrants issued would exceed 75% of the Shares issued in the Offering to all Investors.

12.

Indemnification.

a.

For the purpose of this Section 12:

(i)

the term “Selling Stockholder” means the Investor and any affiliate of such Investor;

(ii)

the term “Registration Statement” shall include the prospectus in the form filed with the SEC pursuant to Rule 424(b) of the Securities Act or filed as part of the Registration Statement at the time of effectiveness if no Rule 424(b) filing is required, and any exhibit, supplement or amendment included in or relating to such Registration Statement or prospectus; and

(iii)

the term “Untrue Statement” means any untrue statement or alleged untrue statement, or any omission or alleged omission to state in the Registration Statement a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

b.

The Company agrees to indemnify and hold harmless each Selling Stockholder from and against any losses, claims, damages or liabilities to which such Selling Stockholder may become subject (under the Securities Act or otherwise) insofar as such losses, claims, damages or liabilities (or actions or proceedings in respect thereof) arise out of, or are based upon: (i) any breach of the representations or warranties of the Company contained herein or failure to comply with the covenants and agreements of the Company contained herein, or (ii) any Untrue Statement, and the Company will reimburse such Selling Stockholder for any reasonable legal or other out-of-pocket expenses reasonably incurred in investigating, defending or preparing to defend any such action, proceeding or claim, or preparing to defend any such action, proceeding or claim, provided, however, that the Company shall not be liable in any such case to the extent that such loss, claim, damage or liability arises out of, or is based upon, an Untrue Statement made in reliance upon and in conformity with written information furnished to the Company by or on behalf of such Selling Stockholder specifically for use in preparation of the Registration Statement, as amended or supplemented from time to time (including, without limitation, information set forth in this Subscription Agreement), or the failure of such Selling Stockholder to comply with its covenants and agreements contained in this Agreement. The Company shall reimburse each Selling Stockholder for the indemnifiable amounts provided for herein on demand as such expenses are incurred.

c.

The Investor agrees to indemnify and hold harmless the Company (and each person, if any, who controls the Company within the meaning of Section 15 of the Securities Act, each officer of the Company who signs the Registration Statement and each director of the Company) and any other stockholder of the Company whose shares of common stock or shares of common stock underlying warrants or other convertible securities are included in the Registration Statement (collectively, the “Indemnified Persons”) from and against any losses, claims, damages or liabilities to which the Indemnified Persons may become subject (under the Securities Act or otherwise), insofar as such losses, claims, damages or liabilities (or actions or proceedings in respect thereof) directly arise out of (i) any failure by the Investor to comply with the covenants and agreements contained in this Agreement, or (ii) any Untrue Statement if such Untrue Statement was made in reliance upon and in conformity with written information furnished by or on behalf of the Investor specifically for use in preparation of the Registration Statement, as amended or supplemented from time to time (including, without limitation, information set forth in this Subscription Agreement), and the Investor will reimburse the Indemnified Persons, as the case may be, for any legal or other out-of-pocket expenses reasonably incurred in investigating, defending or preparing to defend any such action, proceeding or claim.  The Investor shall reimburse the Indemnified Persons, as the case may be, for the indemnifiable amounts provided for herein on demand as such expenses are incurred.  Notwithstanding the foregoing, the Investor’s aggregate obligation to indemnify the Indemnified Persons shall be limited to the net amount received by the Investor from the sale of the Registrable Securities less the amount of any other claims, damages or liabilities paid by the Investor in connection with such Investor’s sale of the Registrable Securities.

d.

Promptly after receipt by any Indemnified Persons or the Selling Stockholder, as applicable, of a notice of a claim or the beginning of any action in respect of which indemnity is to be sought against an indemnifying person pursuant to this Section 12, such Indemnified Persons or the Selling Stockholder, as applicable, shall notify the indemnifying person in writing of such claim or of the commencement of such action, but the omission to so notify the indemnifying person will not relieve it from any liability which it may have to any Indemnified Persons or the Selling Stockholder, as applicable, under this Section 12 (except to the extent that such omission materially and adversely affects the indemnifying person’s ability to defend such action) or from any liability otherwise than under this Section 12.  Subject to the provisions hereinafter stated, in case any such action shall be brought against an Indemnified Persons or the Selling Stockholder, as applicable, the indemnifying person shall be entitled to participate therein, and, to the extent that it shall elect by written notice delivered to the Indemnified Persons or the Selling Stockholder, as applicable, promptly after receiving the aforesaid notice from such Indemnified Person or the Selling Stockholder, as applicable, shall be entitled to assume the defense thereof, with counsel reasonably satisfactory to such Indemnified Persons or the Selling Stockholder, as applicable.  After notice from the indemnifying person to such Indemnified Persons or the Selling Stockholder, as applicable, of its election to assume the defense thereof, such Indemnifying Persons or the Selling Stockholder, as applicable, shall not be liable to such Indemnified Persons or the Selling Stockholder, as applicable, for any legal expenses subsequently incurred by such Indemnified Persons or the Selling Stockholder, as applicable, in connection with the defense thereof, provided, however, that if there exists or shall exist a conflict of interest that would make it inappropriate, in the opinion of counsel to the Indemnified Persons or the Selling Stockholder, as applicable , for the same counsel to represent both the Indemnified Persons or the Selling Stockholder, as applicable, and such indemnifying person or any affiliate or associate thereof, the Indemnified Persons or Selling Stockholder, as applicable, shall be entitled to retain its own counsel at the expense of such indemnifying person; provided, however, that no indemnifying person shall be responsible for the fees and expenses of more than one separate counsel (together with appropriate local counsel) for all Indemnified Persons or the Selling Stockholder, as applicable. In no event shall any indemnifying person be liable in respect of any amounts paid in settlement of any action unless the indemnifying person shall have approved the terms of such settlement; provided that such consent shall not be unreasonably withheld or delayed.  No indemnifying person shall, without the prior written consent of the Indemnified Person or the Selling Stockholder, as applicable, effect any settlement of any pending or threatened proceeding in respect of which any Indemnified Persons or the Selling Stockholder, as applicable, is or could have been a party and indemnification could have been sought hereunder by such Indemnified Persons or the Selling Stockholder, as applicable, unless such settlement includes an unconditional release of such indemnified person from all liability on claims that are the subject matter of such proceeding.

e.

If the indemnification provided for in this Section 12 is unavailable to or insufficient to hold harmless all Indemnified Persons under subsection (a) or (b) above in respect of any losses, claims, damages or liabilities (or actions or proceedings in respect thereof) referred to therein, then each indemnifying person shall contribute to the amount paid or payable by such Indemnified Persons as a result of such losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect the relative fault of the Indemnified Persons on the one hand and the Investor, as well as any other Selling Stockholders under such Registration Statement on the other in connection with the statements or omissions or other matters which resulted in such losses, claims, damages or liabilities (or actions in respect thereof), as well as any other relevant equitable considerations.  The relative fault shall be determined by reference to, among other things, in the case of an Untrue Statement, whether the Untrue Statement relates to information supplied by the Company on the one hand or an Investor or other Selling Stockholder or Indemnified Person on the other and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such Untrue Statement. The Company and the Investor agree that it would not be just and equitable if contribution pursuant to this subsection (e) were determined by pro rata allocation (even if the Investor, other Selling Stockholders and Indemnified Persons were treated as one entity for such purpose) or by any other method of allocation that does not take into account the equitable considerations referred to above in this subsection (e).  The amount paid or payable by an Investor, Selling Stockholder or Indemnified Persons as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to above in this subsection (e) shall be deemed to include any legal or other expenses reasonably incurred by such Investor, Selling Stockholder or Indemnified Persons in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this subsection (e), none of the Indemnified Persons, Selling Stockholders or  Investor shall be required to contribute any amount in excess of the amount by which the net amount received by the Indemnified Persons, Selling Stockholders or Investor from the sale of the shares of common stock to which such loss relates exceeds the amount of any damages that such Investor has otherwise been required to pay by reason of such Untrue Statement. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.  The Investor’s obligations in this subsection to contribute shall be in proportion to its Investor sale of Registrable Securities to which such loss relates and shall not be joint with any other Selling Stockholders.

f.

The parties to this Agreement hereby acknowledge that they are sophisticated business persons who were represented by counsel during the negotiations regarding the provisions hereof including, without limitation, the provisions of this Section 12, and are fully informed regarding said provisions.  They further acknowledge that the provisions of this Section 12 fairly allocate the risks in light of the ability of the parties to investigate the Company and its business in order to assure that adequate disclosure is made in the Registration Statement as required by the Securities Act and the Exchange Act.  The parties are advised that federal or state public policy as interpreted by the courts in certain jurisdictions may be contrary to certain of the provisions of this Section 12, and the parties hereto hereby expressly waive and relinquish any right or ability to assert such public policy as a defense to a claim under this Section 12 and further agree not to attempt to assert any such defense.

g.

Each Indemnified Person, Selling Stockholder and Investor shall be deemed to be a third party beneficiary of the provisions of this Section 12, eligible to enforce its rights hereunder.

13.

Termination of Conditions and Obligations.  The conditions precedent imposed by Section 11 upon the transferability of the Shares shall cease and terminate as to any particular number of the Shares when such Shares shall have been effectively registered under the Securities Act and sold or otherwise disposed of in accordance with the intended method of disposition set forth in the Registration Statement covering such Shares or at such time as an opinion of counsel reasonably satisfactory to the Company shall have been rendered to the effect that such conditions are not necessary in order to comply with the Securities Act.

14.

Legend; Restrictions on Transfer.  Until such time as the Registration Statement has been declared effective by the SEC, the certificate or certificates for the Shares and the Warrants and any securities issued in respect of or exchange for the Shares or Warrants) shall be subject to a legend or legends restricting transfer under the Securities Act and referring to restrictions on transfer herein, such legend to be substantially as follows (and any additional legend required under the Securities Act and otherwise):

•

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE “ACT”) AND MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED, OR HYPOTHECATED UNLESS AND UNTIL REGISTERED UNDER THE ACT OR, IN THE OPINION OF COUNSEL, IN FORM AND SUBSTANCE SATISFACTORY TO THE ISSUER OF THESE SECURITIES, SUCH OFFER, SALE OR TRANSFER OR HYPOTHECATION IS IN COMPLIANCE THEREWITH.

The Company and the Investor acknowledge and agree that the Investor may, as permitted by law, from time to time pledge pursuant to a bona fide margin agreement or grant a security interest in some or all of the Shares and Warrants and, if required under the terms of such arrangement, Investor may, as permitted by law, transfer pledged or secured Shares and Warrants to the pledgees or secured parties. So long as Investor is not an affiliate of the Company, such a pledge or transfer in compliance with all applicable federal and state securities laws would not be subject to approval or consent of the Company, provided that, upon the request of the Company, a legal opinion of legal counsel to the pledgee, secured party or pledgor shall be obtained. At the Investor’s sole expense, so long as the Shares and Warrants are subject to the legend required by this Section 14, the Company will use its reasonable commercial efforts to execute and deliver such reasonable documentation as a pledgee or secured party of Shares and Warrants may reasonably request in connection with a pledge or transfer of the Shares and Warrants including such amendments or supplements to the Registration Statement and prospectus as may be reasonably required. The foregoing does not affect Investor’s obligations pursuant to Section 11.

15.

Indemnification of the Company and affiliates.  Notwithstanding anything else contained herein to the contrary, the Investor hereby agrees to indemnify the Company, the Placement Agent and their respective employees, agents, affiliates, officers, directors, general partners, and the employees of each of them and to hold each of them harmless from and against any and all liability, damage, cost or expense (including reasonable attorney’s fees and costs of suit) incurred on account of or arising out of:

a.

any material inaccuracy or omission in the Investor’s declarations, representations and warranties as set forth herein; and

b.

the voluntary disposition of the Investor’s Shares and Warrants (or any securities issued upon exercise thereof) in a manner contrary to his declarations, representations and warranties as made herein.

16.

Notwithstanding any investigation made by any party to this Subscription Agreement, all covenants, agreements, representations and warranties made by the Company and the Investor herein will survive the execution of this Subscription Agreement, the delivery to the Investor of the Units being purchased and the payment therefor.

17.

This Subscription Agreement may not be modified or amended except pursuant to an instrument in writing signed by the Company and the Investor.

18.

In case any provision contained in this Subscription Agreement should be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein will not in any way be affected or impaired thereby.

19.

This Subscription Agreement will be governed by, and construed in accordance with, the internal laws of the Commonwealth of Pennsylvania, without giving effect to the principles of conflicts of law that would require the application of the laws of any other jurisdiction.

20.

All statements, requests, notices and agreements hereunder shall be in writing shall be delivered or sent by mail, telex or facsimile transmission, and shall be deemed sent when delivered personally or by facsimile transmission (with receipt acknowledged), one day after delivery to a recognized overnight courier service, or three days after deposit in the U.S. mail, certified mail, return receipt requested, as follows:

a.

if to the Placement Agent, to:

Philadelphia Brokerage Corporation

Two Radnor Corporation Center

Suite 111
Radnor, Pennsylvania 19087
Attention:  Robert Fisk

Facsimile No.: (610) 975-0520

b.

if to the Company, to:

Broadcast International, Inc.
7050 Union Park Avenue
Suite 600
Salt Lake City, Utah  84047

Attention:  Rodney M. Tiede

Facsimile: (801) 562-1773

c.

If to the Investor, to the address set forth on the signature page hereto.

21.

This Subscription Agreement may be executed in one or more counterparts (delivery of which may be by facsimile or as “pdf” or similar attachments to an electronic transmission), each of which will constitute an original, but all of which, when taken together, will constitute but one instrument, and will become effective when one or more counterparts have been signed by each party hereto and delivered to the other parties.

22.

The Investor acknowledges and agrees that such Investor’s receipt of the Company’s counterpart to this Subscription Agreement shall constitute written confirmation of the Company’s sale of Units to such Investor.

23.

In the event that the Placement Agreement is terminated by the Placement Agent pursuant to the terms thereof, this Subscription Agreement shall terminate without any further action on the part of the parties hereto.

INVESTOR SIGNATURE PAGE

Aggregate Purchase Price to be Paid by the Investor:  $__________________________________

Number of Units to be purchased by the Investor: ______________________________________

Please confirm that the foregoing correctly sets forth the agreement between us by signing in the space provided below for that purpose.

Dated as of:  December __, 2010

INVESTOR

By:______________________________________________________

Print Name: _______________________________________________

Title: ____________________________________________________

Name in which
Shares and Warrants
are to be registered:_________________________________________

Mailing
Address:__________________________________________________

Address for delivery
of Shares and Warrants
(if different):_______________________________________________

Taxpayer
Identification
Number:___________________________________________________

Manner of Settlement:  As described in Section 3 of this Subscription Agreement

Agreed and Accepted this ____ day of December 2010:

BROADCAST INTERNATIONAL, INC.

By:_______________________________________________________

Title: _____________________________________________________

Acknowledged this ____ day of December 2010:

PHILADELPHIA BROKERAGE CORPORATION

By:_______________________________________________________

Title: _____________________________________________________

Exhibit A

Form of Warrant

Exhibit B

Representations and Warranties of the Company

The Company represents and warrants to the Investor as of the date hereof and as of the Closing Date, and agrees with the Investor, as follows:

a.

Due Incorporation.  The Company has been duly organized and is validly existing as a corporation or other legal entity in good standing (or the foreign equivalent thereof) under the laws of its jurisdiction of organization, with the corporate power and authority to own its properties and to conduct its business as currently being conducted and as described in the Company’s periodic reports and other information filed with the Securities and Exchange Commission and is duly qualified to transact business and is in good standing as a foreign corporation or other legal entity in each other jurisdiction in which its ownership or leasing of property or the conduct of its business requires such qualification, except where the failure to be so qualified and in good standing or have such power or authority (i) would not have, individually or in the aggregate, a material adverse effect upon, the general affairs, business, operations, properties, financial condition or results of operations of the Company and its Subsidiaries (as defined below), taken as a whole, or (ii) impair in any material respect the power or ability of the Company to perform its obligations under this Agreement or to consummate any transactions contemplated by the Agreement and the Subscription Agreements, including the issuance and sale of the Securities (any such effect as described in clauses (i) or (ii), a “Material Adverse Effect”).

b.

Subsidiaries.  The Company has no significant subsidiaries (as such term is defined in Rule 1-02 of Regulation S-X promulgated by the Commission) other than BI Acquisitions, Inc. and Interact Devices, Inc. (each, a “Subsidiary” and collectively, the “Subsidiaries”).  Each Subsidiary has been duly organized and is validly existing as a corporation or other legal entity in good standing under the laws of its jurisdiction of organization, with the corporate,. limited liability company or other entity power and authority to own its properties and to conduct its business as currently being conducted and as described in the Company’s periodic reports and other information filed with the Securities and Exchange Commission.  All of the issued and outstanding capital stock (or similar equity interests) of each Subsidiary has been duly authorized and validly issued and is fully paid and nonassessable and, except as described in the Company’s periodic reports and other information filed with the Securities and Exchange Commission, are owned by the Company, directly or through Subsidiaries, free from liens, encumbrances and defects.

c.

Due Authorization and Enforceability.  The Company has the full right, power and authority to enter into this Agreement, each of the Subscription Agreements and the Escrow Agreement, and to perform and discharge its obligations hereunder and thereunder; and each of this Agreement, the Escrow Agreement and each Subscription Agreement has been duly authorized, executed and delivered by the Company, and constitutes a valid, legal and binding obligation of the Company, enforceable against the Company in accordance with its terms, except as rights to indemnity hereunder may be limited by federal or state securities laws and except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization or similar laws affecting the rights of creditors generally and subject to general principles of equity.

d.

The Securities.  The issuance of each of the Shares, the Warrants, the Additional Warrants, the Suspension Warrants, the Public Information Failure Warrants and the shares of Common Stock issuable upon the exercise of the Warrants, the Additional Warrants, the Suspension Warrants and the Public Information Failure Warrants Units have been duly and validly authorized by the Company.  The Shares, the Warrants, the Additional Warrants, the Suspension Warrants and the Public Information Failure Warrants, when issued, delivered and paid for in accordance with the terms of this Agreement and the Subscription Agreements, will have been duly and validly issued and will be fully paid and nonassessable.  The shares of common stock issuable upon the exercise of the Warrants, the Additional Warrants, the Suspension Warrants and the Public Information Failure Warrants, when issued, delivered and paid for upon the exercise of such Warrants, Additional Warrants, Suspension Warrants and Public Information Failure Warrants, as applicable, in accordance with their respective terms, will have been duly and validly issued and will be fully paid and nonassessable.  The Company has reserved for issuance sufficient shares of Common Stock issuable upon the exercise of the Warrants, the Additional Warrants, the Suspension Warrants and the Public Information Failure Warrants.  Except as otherwise stated in the Company’s periodic reports and other information filed with the Securities and Exchange Commission, there are no statutory or contractual preemptive rights or other rights to subscribe for or purchase or acquire any shares of Common Stock of the Company, which have not been waived or complied with and will conform in all material respects to the description thereof contained in the Company’s periodic reports and other information filed with the Securities and Exchange Commission.

e.

Capitalization.  As of December 15, 2010, the authorized capital stock of the Company consists of (i) 180,000,000 shares of Common Stock, par value $.05 per share, of which 45,759,150 shares are issued and outstanding, 5,075,864 shares are reserved for issuance upon exercise of stock options outstanding under the Company’s employee and director stock option plans, and 13,106,619 shares are reserved for issuance under warrants and convertible notes; and (ii) 20,000,000 shares of preferred stock, no par value per share, none of which are issued and outstanding.  The authorized capital stock of the Company conforms as to legal matters to the description thereof contained in the prospectus under the caption “Description of common stock” (and any similar sections or information, if any, contained in the Company’s periodic reports and other information filed with the Securities and Exchange Commission).  The issued and outstanding shares of capital stock of the Company have been duly authorized and validly issued, are fully paid and nonassessable, and have been issued in compliance with all federal and state securities laws.  None of the outstanding shares of capital stock was issued in violation of any preemptive rights, rights of first refusal or other similar rights to subscribe for or purchase or acquire any securities of the Company.  There are no authorized or outstanding shares of capital stock, options, warrants, preemptive rights, rights of first refusal or other rights to purchase, or equity or debt securities convertible into or exchangeable for, any capital stock of the Company or any of its Subsidiaries other than those described in the Company’s periodic reports and other information filed with the Securities and Exchange Commission.  The description of the Company’s stock option, stock bonus and other stock plans or arrangements, and the options or other rights granted thereunder, as described in the Company’s periodic reports and other information filed with the Securities and Exchange Commission, accurately and fairly present the information required to be shown with respect to such plans, arrangements, options and rights.

f.

No Conflict.  The execution, delivery and performance by the Company of this Agreement, the Subscription Agreements and the Escrow Agreement and the consummation of the transactions contemplated hereby and thereby, including the issuance and sale by the Company of the Units, will not (i) conflict with or result in a breach or violation of, or constitute a default under (nor constitute any event which with notice, lapse of time or both would result in any breach or violation of or constitute a default under), give rise to any right of termination or other right or the cancellation or acceleration of any right or obligation or loss of a benefit under, or give rise to the creation or imposition of any lien, encumbrance, security interest, claim or charge upon any property or assets of the Company or any Subsidiary pursuant to any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company or any Subsidiary is a party or by which any of them or any of their respective properties may be bound or to which any of the property or assets of the Company or any of its Subsidiaries is subject, (ii) result in any violation of the provisions of the charter or by-laws (or analogous governing instrument, as applicable) of the Company or any Subsidiary, or (iii) result in any violation of any law, statute, rule, regulation, judgment, order or decree of any court or governmental agency or body, domestic or foreign, having jurisdiction over the Company or its Subsidiaries or any of their properties or assets, except, in the case of each of clauses (i) and (iii) above, for any such conflict, breach, violation, default, lien, charge or encumbrance that would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

g.

No Consents Required.  No approval, authorization, consent or order of or filing, qualification or registration with, any court or governmental agency or body, foreign or domestic, which has not been made, obtained or taken and is not in full force and effect, is required in connection with the execution, delivery and performance of this Agreement, the Subscription Agreements and the Escrow Agreement by the Company, the issuance and sale of the Units or the consummation by the Company of the transactions contemplated hereby or thereby other than (i) as may be required under the Securities Act or the Exchange Act, (ii) any necessary qualification of the Securities under the securities or blue sky laws of the various jurisdictions in which the Securities are being offered by the Placement Agent or (iii) under the rules and regulations of the National Association of Securities Dealers, Inc. (“NASD”) or the Financial Industry Regulatory Authority (“FINRA”) in connection with the distribution of the Securities by the Placement Agent.

h.

Registration Rights.  Except pursuant to the transactions contemplated by this Agreement, as described in the due diligence materials provided by the Company to the Placement Agent, as described in the Offering Memorandum or as otherwise described in the Company’s periodic reports and other information filed with the Securities and Exchange Commission, there are no contracts, agreements or understandings between the Company and any person granting such person the right (other than rights which have been waived in writing in connection with the transactions contemplated by this Agreement or otherwise satisfied) to require the Company to register any securities with the Commission.

i.

Independent Accountants.  HJ & Associates, LLC are independent public accountants with respect to the Company as required by the Securities Act, and the applicable published Securities Act Rules and Regulations thereunder and Rule 3600T of the Public Company Accounting Oversight Board (“PCAOB”).

j.

Commission Reports.  Since June 30, 2007, the Company has timely filed all reports, schedules, forms, statements and other documents required to be filed by it with the Commission pursuant to the reporting requirements of the Exchange Act (all of the foregoing filed prior to the date hereof and all exhibits included therein and financial statements and schedules thereto and documents (other than exhibits) incorporated by reference therein, being hereinafter referred to herein as the “Exchange Act Filings”). As of their respective dates, the Exchange Act Filings complied in all material respects with the requirements of the Exchange Act or the Securities Act, as the case may be, and the Securities Act Rules and Regulations or rules and regulations of the Commission promulgated under the Exchange Act (the “Exchange Act Rules and Regulations”), as the case may be, applicable to the Exchange Act Filings.

k.

Financial Statements.  The consolidated financial statements of the Company, together with the related schedules and notes thereto, set forth in the Company’s Form 10-K for the fiscal year ended December 31, 2009 and Forms 10-Q for the fiscal quarters ended March 31, June 30 and September 30, 2010, as each may have been amended from time to time, comply in all material respects with the applicable requirements of the Securities Act and the Exchange Act, as applicable, and present fairly in all material respects (i) the financial condition of the Company and the Subsidiaries, taken as a whole, as of the dates indicated and (ii) the consolidated results of operations, stockholders’ equity and changes in cash flows of the Company and the Subsidiaries, taken as a whole, for the periods therein specified; and such financial statements and related schedules and notes thereto have been prepared in conformity with United States generally accepted accounting principles, consistently applied throughout the periods involved (except as otherwise stated therein and subject, in the case of unaudited financial statements, to the absence of footnotes and normal year-end adjustments).

l.

Absence of Material Changes.  Subsequent to September 30, 2010, and except as may be otherwise stated in this Agreement or in the Company’s periodic reports and other information filed with the Securities and Exchange Commission, (i) there has not been any change in the capital stock of the Company (except for changes in the number of outstanding shares of Common Stock of the Company due to the issuance of shares upon the exercise or conversion of securities exercisable for, or convertible into, shares of Common Stock outstanding on the date hereof) or long-term debt of the Company or any of its Subsidiaries or any dividend or distribution of any kind declared, set aside for payment, paid or made by the Company on any class of capital stock; (ii) there has not been any material adverse change or development that would result in a material adverse change in or affecting the general affairs, business, properties, management, consolidated financial position, stockholders’ equity or results of operations of the Company and its Subsidiaries taken as a whole (a “Material Adverse Change”); and (iii) neither the Company nor any of its Subsidiaries have entered or will enter into any transaction or agreement, not in the ordinary course of business, that is material to the Company and its Subsidiaries taken as a whole or incurred or will incur any liability or obligation, direct or contingent, not in the ordinary course of business, that is material to the Company and its Subsidiaries taken as a whole.

m.

Legal Proceedings.  There are no legal or governmental actions, suits, claims or proceedings pending to which the Company or any Subsidiary is or would be a party or of which any of their respective properties is or would be subject at law or in equity, which are required to be described in the Company’s periodic reports and other information filed with the Securities and Exchange Commission and are not so described therein, or which, singularly or in the aggregate, if resolved adversely to the Company or any Subsidiary, would reasonably be likely to result in a Material Adverse Change.  To the Company’s knowledge, no such proceedings are threatened or contemplated by governmental authorities or threatened by others.

n.

No Violation.  Neither the Company nor any Subsidiary is in breach or violation of or in default (nor has any event occurred which with notice, lapse of time or both would result in any breach or violation of, or constitute a default) (i) under the provisions of its charter or bylaws (or analogous governing instrument, as applicable) or (ii) in the performance or observance of any term, covenant, obligation, agreement or condition contained in any indenture, mortgage, deed of trust, bank loan or credit agreement or other evidence of indebtedness, or any license, lease, contract or other agreement or instrument to which the Company or any Subsidiary is a party or by which any of them or any of their properties may be bound or affected, or (iii) in the performance or observance of any statute, law, rule, regulation, ordinance, judgment, order or decree of any court, regulatory body, administrative agency, governmental body, arbitrator or other authority having jurisdiction over the Company, the Subsidiaries or any of their respective properties, as applicable, except, with respect to clauses (ii) and (iii) above, to the extent any such contravention has been waived or would not result in a Material Adverse Effect.

o.

Permits.  The Company and each Subsidiary has made all filings, applications and submissions required by, and owns or possesses all approvals, licenses, certificates, certifications, clearances, consents, exemptions, marks, notifications, orders, permits and other authorizations issued by, the appropriate federal, state or foreign regulatory authorities necessary to conduct its business as described in the Company’s periodic reports and other information filed with the Securities and Exchange Commission (collectively, “Permits”), except for such Permits which the failure to obtain would not have a Material Adverse Effect (the “Immaterial Permits”), and is in compliance with the terms and conditions of all such Permits other than the Immaterial Permits (the “Required Permits”) except for such failure to comply that would not have a Material Adverse Effect.  Neither the Company nor any Subsidiary has received notice of any proceedings relating to revocation or modification of, any such Required Permit, which, individually or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would have a Material Adverse Effect.

p.

Not an Investment Company.  Neither the Company nor any Subsidiary is an “investment company” or an “affiliated person” of, or “promoter” or “principal underwriter” for, an “investment company,” as such terms are defined in the Investment Company Act of 1940, as amended (the “Investment Company Act”), and, after giving effect to the offering and sale of the Securities and the application of the proceeds thereof as described in the Offering Memorandum, neither the Company nor any Subsidiary will an “investment company” or an “affiliated person” of, or “promoter” or “principal underwriter” for, an “investment company,” as such terms are defined in the Investment Company Act.

q.

No Price Stabilization.  Neither the Company nor any Subsidiary nor, to the Company’s knowledge, any of their respective officers, directors, affiliates or controlling persons has taken or will take, directly or indirectly, any action designed to or that might be reasonably expected to cause or result in, or which has constituted or which might reasonably be expected to constitute the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Securities.

r.

Good Title to Property.  The Company and each Subsidiary has good and valid title to all property (whether real or personal) described in the Company’s periodic reports and other information filed with the Securities and Exchange Commission as being owned by each of them, in each case free and clear of all liens, claims, security interests, other encumbrances or defects (collectively, “Liens”), except such as are described in the Company’s periodic reports and other information filed with the Securities and Exchange Commission or those that would not have a Material Adverse Effect.  All of the property described in the Company’s periodic reports and other information filed with the Securities and Exchange Commission as being held under lease by the Company or any Subsidiary is held thereby under valid, subsisting and enforceable leases, without any liens, restrictions, encumbrances or claims, except those that would not have a Material Adverse Effect or do not materially interfere with the use made and proposed to be made of such property by the Company and the Subsidiaries.

s.

Intellectual Property Rights.  Except as set forth in the Company’s periodic reports and other information filed with the Securities and Exchange Commission, the Company and the Subsidiaries own or possess the right to use all patents, trademarks, trademark registrations, service marks, service mark registrations, trade names, copyrights, licenses, inventions, software, databases, know-how, Internet domain names, trade secrets and other unpatented and/or unpatentable proprietary or confidential information, systems or procedures, and other intellectual property (collectively, “Intellectual Property”) necessary to carry on their respective businesses as currently conducted, and as proposed to be conducted and described in the Company’s periodic reports and other information filed with the Securities and Exchange Commission except where the failure to own or possess the right to use would not have a Material Adverse Effect, and the Company is not aware of any claim to the contrary or any challenge by any other person to the rights of the Company and the Subsidiaries with respect to the foregoing except for those that would not have a Material Adverse Effect.  The Intellectual Property licenses described in the Company’s periodic reports and other information filed with the Securities and Exchange Commission are valid, binding upon, and enforceable by or against the parties thereto in accordance to its terms.  The Company and each Subsidiary has complied in all material respects with, and is not in breach nor has received any asserted or threatened claim of breach of, any Intellectual Property license described in the Company’s periodic reports and other information filed with the Securities and Exchange Commission except for such breaches or asserted or threatened claims of breach that would not have a Material Adverse Effect, and the Company has no knowledge of any breach or anticipated breach by any other person to any Intellectual Property license.  To the knowledge of the Company, the Company’s and each Subsidiary’s businesses as now conducted and as proposed to be conducted as set forth in the Company’s periodic reports and other information filed with the Securities and Exchange Commission do not and will not infringe or conflict with any patents, trademarks, service marks, trade names, copyrights, trade secrets, licenses or other Intellectual Property or franchise right of any person.  The Company has not received written notice of any material claim against the Company or any Subsidiary alleging the infringement by the Company or any of its Subsidiary of any patent, trademark, service mark, trade name, copyright, trade secret, license in or other intellectual property right or franchise right of any person.  The Company and each Subsidiary has taken all reasonable steps to protect, maintain and safeguard its rights in all Intellectual Property.  The consummation of the transactions contemplated by this Agreement will not result in the loss or impairment of or payment of any additional amounts with respect to, nor require the consent of any other person in respect of, the Company’s or any of Subsidiary’s right to own, use, or hold for use any of the Intellectual Property as owned, used or held for use in the conduct of the businesses as currently conducted.  The Company and each Subsidiary has duly and properly filed or caused to be filed with the United States Patent and Trademark Office (the “PTO”) and applicable foreign and international patent authorities all patent applications owned by the Company and the Subsidiaries (the “Company Patent Applications”).  To the knowledge of the Company, the Company and each Subsidiary has complied with the PTO’s duty of candor and disclosure for the Company Patent Applications and has made no material misrepresentation in the Company Patent Applications.  The Company is not aware of any information material to a determination of patentability regarding the Company Patent Applications not called to the attention of the PTO or similar foreign authority.  The Company is not aware of any information not called to the attention of the PTO or similar foreign authority that would preclude the grant of a patent for the Company Patent Applications.  The Company has no knowledge of any information that would preclude the Company, or as applicable, any Subsidiary, from having clear title to the Company Patent Applications.

t.

No Labor Disputes.  No labor problem or dispute with the employees of the Company exists, or, to the Company’s knowledge, is threatened or imminent, which would reasonably be expected to result in a Material Adverse Effect.  The Company is not aware that any key employee or significant group of employees of the Company plans to terminate employment with the Company.

u.

Taxes.  The Company and each Subsidiary (i) has timely filed all necessary federal, state, local and foreign income and franchise tax returns (or timely filed applicable extensions therefore) that have been required to be filed and (ii) is not in default in the payment of any taxes which were payable pursuant to said returns or any assessments with respect thereto, other than any which the Company or any Subsidiary is contesting in good faith and for which adequate reserves have been provided.

v.

ERISA.  The Company has fulfilled its obligations, if any, under the minimum funding standards of Section 302 of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”) and the regulations and published interpretations thereunder with respect to each “plan” (as defined in Section 3(3) of ERISA and such regulations and published interpretations) in which employees of the Company are eligible to participate and each such plan is in compliance in all material respects with the presently applicable provisions of ERISA and such regulations and published interpretations.  No “prohibited transaction” (as defined in Section 406 of ERISA, or Section 4975 of the Internal Revenue Code of 1986, as amended from time to time (the “Code”)) or “accumulated funding deficiency” (as defined in Section 302 of ERISA) or any of the events set forth in Section 4043(b) of ERISA (other than events with respect to which the thirty (30)-day notice requirements under Section 4043 of ERISA has been waived) has occurred or could reasonably be expected to occur with respect to any employee benefit plan of the Company or any Subsidiary, which could, singularly or in the aggregate, have a Material Adverse Effect.

w.

Compliance with Environmental Laws.  The Company and its Subsidiaries (i) are in compliance with any and all applicable foreign, federal, state and local laws, orders, rules, regulations, directives, decrees and judgments relating to the use, treatment, storage and disposal of hazardous or toxic substances or waste and protection of the environment which are applicable to their businesses (“Environmental Laws”), (ii) have received and are in compliance with all permits, licenses or other approvals required of them under applicable Environmental Laws to conduct its business; and (iii) have not received notice of any actual or potential liability for the investigation or remediation of any disposal or release of hazardous or toxic substances or wastes, pollutants or contaminants, except in the case of subsections (i), (ii) and (iii) of this subsection (w) as would not, individually or in the aggregate, have a Material Adverse Effect.

x.

Insurance.  The Company and each Subsidiary maintains or is covered by insurance provided by recognized, financially sound and reputable institutions with policies in such amounts and covering such risks as is adequate for the conduct of its business and the value of its properties and as is customary for companies engaged in similar businesses in similar industries.  All such insurance is fully in force on the date hereof and will be fully in force as of the Closing Date.  Neither the Company nor any Subsidiary has any reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business at a cost that would not have a Material Adverse Effect.

y.

Accounting Controls.  The Company and each Subsidiary maintains a system of internal accounting controls sufficient to provide reasonable assurances that (i) transactions are executed in accordance with management’s general or specific authorization; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain accountability for assets; (iii) access to assets is permitted only in accordance with management’s general or specific authorization; and (iv) the recorded accountability for assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences.  Except as described in the due diligence materials provided by the Company to the Placement Agent or as set forth in the Company’s periodic reports and other information filed with the Securities and Exchange Commission, since January 1, 2009, (i) HJ & Associates, LLC has not identified any material weakness in the Company’s internal control over financial reporting (whether or not remediated), and (ii) there has been no change in the Company’s internal control over financial reporting that has materially affected, or is reasonably likely to materially affect, the Company’s internal control over financial reporting.  The Company is not aware of any fraud, whether or not material, that involves management or other employees who have a role in the Company’s internal controls.

z.

Disclosure Controls.  The Company has established, maintains and evaluates “disclosure controls and procedures” (as such term is defined in Rule 13a-15e and 15d-15e under the Exchange Act) that (i) are designed to ensure that material information relating to the Company is made known to the Company’s principal executive officer and its principal financial officer by others within those entities, particularly during the periods in which the periodic reports required under the Exchange Act are being prepared, (ii) have been evaluated for effectiveness as of the end of the Company’s last fiscal quarter; and (iii) are effective to perform the functions for which they were established.  Since the date of the most recent evaluation of such disclosure controls and procedures, there have been no significant changes in internal controls or in other factors that could significantly affect internal controls, including any corrective actions with regard to significant deficiencies and material weakness.

aa.

Contracts; Off-Balance Sheet Interests.  There is no document, contract, permit or instrument, or off-balance sheet transaction (including without limitation, any “variable interests” in “variable interest entities,” as such terms are defined in Financial Accounting Standards Board Interpretation No.  46) of a character required by the Securities Act or the Securities Act Rules and Regulations to be described in the Company’s periodic reports and other information filed with the Securities and Exchange Commission, which is not described or filed as required.  The contracts described in the immediately preceding sentence to which the Company is a party have been duly authorized, executed and delivered by the Company, constitute valid and binding agreements of the Company, are enforceable against and by the Company in accordance with the terms thereof and are in full force and effect on the date hereof.

bb.

No Undisclosed Relationships.  No relationship, direct or indirect, exists between or among the Company and any of its Subsidiaries on the one hand and the directors, officers, stockholders, customers or suppliers of the Company or any of its Subsidiaries or any of their affiliates on the other hand, which is required to be described in the Company’s periodic reports and other information filed with the Securities and Exchange Commission and which has not been so described.

cc.

Brokers Fees.  Except as described in the due diligence materials provided by the Company to the Placement Agent or as disclosed in the Company’s periodic reports and other information filed with the Securities and Exchange Commission, there are no contracts, agreements or understandings between the Company and any person (other than this Agreement) that would give rise to a valid claim against the Company, the Subsidiaries or the Placement Agent for a brokerage commission, finder’s fee or other like payment in connection with the offering and sale of the Securities.

dd.

Forward-Looking Statements.  No forward-looking statements (within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act) contained in the Company’s periodic reports and other information filed with the Securities and Exchange Commission has been made or reaffirmed without a reasonable basis or has been disclosed other than in good faith.

ee.

Sarbanes-Oxley Act.  The Company, and to its knowledge, all of the Company’s directors or officers, in their capacities as such, is in compliance in all material respects with all applicable effective provisions of the Sarbanes-Oxley Act of 2002, as amended and any related rules and regulations promulgated by the Commission.  Each of the principal executive officer and the principal financial officer of the Company (or each former principal executive officer of the Company and each former principal financial officer of the Company as applicable) has made all certifications required by Sections 302 and 906 of the Sarbanes-Oxley Act with respect to all reports, schedules, forms, statements and other documents required to be filed by it with the Commission.  For purposes of the preceding sentence, “principal executive officer” and “principal financial officer” shall have the meanings given to such terms in the Sarbanes-Oxley Act.

ff.

Foreign Corrupt Practices.  Neither the Company nor, to the Company’s knowledge, any other person associated with or acting on behalf of the Company, including without limitation any director, officer, agent or employee of the Company or its Subsidiaries has, directly or indirectly, during the last five years, while acting on behalf of the Company or on behalf of the Company’s Subsidiaries after the Subsidiary was acquired by the Company (i) used any corporate funds for unlawful contributions, gifts, entertainment or other unlawful expenses relating to political activity or failed to disclose fully any contribution in violation of law, (ii) made any payment to any federal or state governmental officer or official, or other person charged with similar public or quasi-public duties, other than payments required or permitted by the laws of the United States or any jurisdiction thereof, (iii) violated or is in violation of any provision of the U.S.  Foreign Corrupt Practices Act of 1977, as amended or (iv) made any bribe, rebate, payoff, influence payment, kickback or other unlawful payment.

gg.

Currency and Foreign Transactions. The operations of the Company and its  Subsidiaries are and have been conducted at all times in compliance with applicable financial recordkeeping and reporting requirements of the Currency and Foreign Transactions Reporting Act of 1970, as amended, the money laundering statutes of all jurisdictions, the rules and regulations thereunder and any related or similar rules, regulations or guidelines, issued, administered or enforced by any governmental agency (collectively, the “Money Laundering Laws”), except where a failure to comply with such requirements, statutes, rules, regulations or guidelines could not reasonably be expected to have a Material Adverse Effect, and no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Company or any of its Subsidiaries with respect to the Money Laundering Laws is pending or, to the Company’s knowledge, threatened.

hh.

No Sanctioned Employees.  Neither the Company nor any Subsidiary nor, to the Company’s knowledge, any director, officer, agent, employee or affiliate of the Company or its Subsidiaries is currently subject to any U.S. sanctions administered by the Office of Foreign Assets Control of the U.S. Treasury Department (“OFAC”); and the Company will not directly or indirectly use the proceeds of the offering, or lend, contribute or otherwise make available such proceeds to any subsidiary, joint venture partner or other person or entity, for the purpose of financing the activities of any person currently subject to any U.S. sanctions administered by OFAC.

ii.

NASD Affiliations.  Except as described in the due diligence materials provided by the Company to the Placement Agent, neither the Company nor any Subsidiary nor any of their affiliates (within the meaning of NASD Conduct Rule 2720(b)(1)(a)) directly or indirectly controls, is controlled by, or is under common control with, or is an associated person (within the meaning of Article I, Section 1(e)(e) of the By-laws of the NASD) of, any member firm of the NASD.

jj.

Trading Market.  Assuming the accuracy of the representations of the Investors in the Subscription Agreements, no approval of the shareholders of the Company under the rules and regulations of any trading market is required for the Company to issue and deliver to the Investors the Units.